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                                                                   EXHIBIT 10.9

                             MASSEY ENERGY COMPANY

           1997 MASSEY ENERGY COMPANY STOCK APPRECIATION RIGHTS PLAN

             As amended and restated, effective November 30, 2000
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                                   ARTICLE I
                                  DEFINITIONS

Sec. 1.1  DEFINITIONS

As used herein, the following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     (a) "Change of Control" of the Company shall be deemed to have occurred if, (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, acquires shares of the Company having twenty five percent or more of the total number of votes that may be cast for the election of directors of the Company; or (ii) as the result of any cash tender or exchange offer, merger or other business combination, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

     (b)  "Board" shall mean the Board of Directors of the Company.

     (c)  "Committee" shall mean the Compensation Committee of the Board.

     (d)  "Company" shall mean Massey Energy Company.

     (e) "Fair Market Value" shall mean the average of the highest price and the lowest price per share at which the Stock is sold in the regular way on the New York Stock Exchange on the day such value is to be determined hereunder or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.

     (f) "Grantee" shall mean an employee to whom Rights have been granted hereunder.

     (g) "Plan" shall mean the 1997 Massey Energy Company Stock Appreciation Rights Plan as amended and restated, effective November 30, 2000, the terms of which are set forth herein.

     (h) "Rights" shall mean Stock Appreciation Rights granted as provided herein.

     (i) "Stock" shall mean the common stock of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other corporation, such other stock or securities.

     (j) "Stock Appreciation Rights Agreement" shall mean the agreement between the Company and the Grantee evidencing the grant of Rights as provided herein.
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     (k)  "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.

                                  ARTICLE II
                                   THE PLAN

Sec. 2.1  NAME

This plan shall be known as the "1997 Massey Energy Company Stock Appreciation Rights Plan". The Plan has been amended and restated, effective November 30, 2000.

Sec. 2.2  PURPOSE

The purpose of the Plan is to advance the interests of the Company and its shareholders by providing eligible key management employees who can directly and significantly influence the profits of the Company and therefore the market value of its Stock a form of cash incentive compensation which is measured by the desired increase in the market value of the Stock.

Sec. 2.3  EFFECTIVE DATE AND DURATION

The Plan shall become effective upon its adoption by the Board. The Rights granted hereunder must be granted within ten years from the effective date of the Plan.

                                  ARTICLE III
                                 PARTICIPANTS

Sec. 3.1  ELIGIBILITY

Any officer or other key management employee of the Company or its Subsidiaries shall be eligible to participate in the Plan; provided, however, that no member of the Committee shall be eligible to participate. The Committee may grant Rights to any eligible employee in accordance with such determinations as the Committee from time to time in its sole discretion shall make.

                                  ARTICLE IV
                                ADMINISTRATION

Sec. 4.1  DUTIES AND POWERS OF COMMITTEE

The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among eligible employees those to whom and the time or times at which Rights may be granted, the number of Rights to be granted and the period for the exercise of such Rights which need not be the same for each grant hereunder. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Appreciation Rights Agreement and to make all other determinations necessary or advisable in the administration of the Plan.

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Sec. 4.2  MAJORITY RULE

A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

Sec. 4.3  COMPANY ASSISTANCE

The Company shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE V
                            RIGHTS SUBJECT TO PLAN

Sec. 5.1  LIMITATIONS

Subject to adjustment pursuant to the provisions of Section 5.2 hereof, the number of Rights which may be granted hereunder shall not exceed 2,000,000. Rights granted hereunder which have been exercised as provided in Section 6.4 hereof shall not again be available for grant hereunder. If Rights granted hereunder shall expire, terminate or be canceled for any reason prior to being wholly exercised, new grants may be made hereunder with respect to the number of Rights to which such expiration, termination or cancellation relates.

Sec. 5.2  ANTIDILUTION

In the event that the outstanding shares of Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock splitup or stock dividend,

     (a) the aggregate number of Rights which may be granted hereunder shall be adjusted appropriately;

     (b) outstanding Rights granted hereunder, both as to number and value, shall be adjusted appropriately; and

     (c) where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Right granted hereunder shall terminate, but the Grantee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Rights in full, without regard to any installment exercise provisions, to the extent that such Rights shall not have been exercised.

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The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional Rights.

                                  ARTICLE VI
                         GRANT AND EXERCISE OF RIGHTS

Sec. 6.1  RIGHTS GRANTS AND AGREEMENTS

Rights shall be granted by the Committee and the date of the grant shall be the date of such Committee action. Each grant shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Appreciation Rights Agreement dated as of the date of the grant and executed by the Grantee and the Company, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

Sec. 6.2  RIGHTS VALUE

The value of each Right granted hereunder shall be determined by the Committee, but said value shall not be less than the Fair Market Value of the Stock on the date said Right is granted.

Sec. 6.3  RIGHTS PERIOD

The period for the exercise of each Right granted hereunder shall be determined by the Committee, but in no instance shall such period exceed ten years from the date of grant.

Sec. 6.4  RIGHTS EXERCISE

     (a) Rights granted hereunder may not be exercised unless and until the Grantee shall have been or remained in the employ of the Company or its Subsidiaries for one year from and after the date of grant of such Rights, except as otherwise provided in Section 6.7 hereof.

     (b) Rights granted hereunder may be exercised with respect to whole Rights only, in such number and within the periods permitted for the exercise thereof as determined by the Committee, and shall be exercised by written notice of intent to exercise with respect to a specified number of Rights delivered to the Company at its principal office in the State of California.

Sec. 6.5  PAYMENT FOR RIGHTS EXERCISED

Within 30 days after Rights have been exercised in accordance with Section 6.4 hereof, the Company shall pay to the Grantee in cash an amount equal to (i) the amount, if any, by which the Fair Market Value of the Stock on the date such Rights are exercised exceeds the value of each such Right established in accordance with Section 6.2 hereof multiplied by (ii) the number of Rights exercised, less all applicable federal and state withholding or other employment taxes applicable to the taxable income of such Grantee resulting from such exercise. In the event of the death of such Grantee before payment is made hereunder, such payment shall be made to the executor or administrator of such Grantee's estate.

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Sec. 6.6  NONTRANSFERABILITY OF RIGHTS

No Rights granted hereunder shall be transferred by a Grantee otherwise than by will or the laws of descent and distribution. During the lifetime of a Grantee, such Rights shall be exercisable only by him.

Sec. 6.7  EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT

     (a) If, prior to a date one year from the date on which Rights shall have been granted, the Grantee's employment with the Company or its Subsidiaries shall be terminated by the Company or Subsidiary with or without cause, or by the act of the Grantee, the Grantee's right to exercise such Rights shall terminate and all rights thereunder shall cease; provided, however, that if the Grantee shall die, retire or become permanently and totally disabled, as determined in accordance with applicable Company personnel policies, or if the Grantee's employment with the Company or its Subsidiaries shall be terminated within two years after a Change of Control of the Company and such termination occurs prior to a date one year from the date on which Rights shall have been granted, such Rights shall become exercisable in full on the date of such death, retirement, disability or termination of employment.

     (b) if, on or after one year from the date on which Rights shall have been granted, a Grantee's employment with the Company or its Subsidiaries shall be terminated for any reason other than death, retirement or permanent total disability, or within two years following a Change of Control of the Company, the Grantee shall have the right, during the period ending three months after such termination, to exercise such Rights to the extent that they were exercisable at the date of such termination and shall not have been exercised, subject, however, to the provisions of Section 6.3 hereof.

     (c) Upon termination of a Grantee's employment with the Company or its Subsidiaries by reason of retirement or permanent total disability; as determined in accordance with applicable Company personnel policies, or within two years following a Change of Control of the Company, such Grantee shall have the right, during the period ending three years after such termination, to exercise his Rights in full, without regard to any installment exercise provisions, to the extent that they shall not have been exercised, subject, however, to the provisions of
          Section 6.3 hereof.

     (d) If a Grantee shall die (i) while in the employ of the Company or its Subsidiaries, or (ii) within three months after termination of employment where such termination did not occur either by reason of retirement or permanent total disability or within two years following a Change of Control of the Company, or (iii) within three years after termination of employment where such termination occurred either by reason of retirement or permanent total disability or within two years following a Change of Control of the Company, the executor or administrator of the estate of the decedent or the person or persons to whom

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          Rights granted 'hereunder shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution shall have the right, during the period ending three years after the date of the Grantee's death, to exercise the Grantee's Rights (A) in full, without regard to any installment exercise provisions, to the extent that they shall not have been exercised, if the Grantee shall have died while in the employ of the Company or its Subsidiaries or within three years after termination of employment where such termination occurred either by reason of retirement or permanent total disability or within two years following a Change of Control of the Company, or (B) to the extent that they were exercisable at the date of the Grantee's death and shall not have been exercised, if the Grantee shall have died within three months after termination of employment where such termination did not occur by reason of either retirement or permanent total disability or within two years following a Change of Control of the Company, subject, however, to the provisions of Section 6.3 hereof.

     (e) No transfer of Rights by a Grantee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Rights.

     (f) The foregoing notwithstanding, the Committee may elect, in its sole discretion, to make grants of Rights which have provisions regarding the effect of death or other termination of employment which are different than those set forth in paragraphs (a) through (d) of this
          Section 6.7, provided that such provisions do not materially increase the benefits that would otherwise accrue to a Grantee under paragraphs
          (a) through (d) of this Section 6.7.

Sec. 6.8  NO RIGHTS AS SHAREHOLDER

Nothing herein contained shall be deemed to give any Grantee any rights as a shareholder of the Company.

                                  ARTICLE VII
                TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

Sec. 7.1  TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

The Board may at any time, upon recommendation of the Committee, terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no termination, amendment or modification of the Plan shall in any manner affect any Rights theretofore granted under the Plan without the consent of the Grantee.

                                 ARTICLE VIII
                                 MISCELLANEOUS

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Sec. 8.1  EMPLOYMENT

Nothing in the Plan or in any Rights granted hereunder or in any Stock Appreciation Rights Agreement relating thereto shall confer upon any employee the right to continue in the employ of the Company or any Subsidiary.

Sec. 8.2  OTHER COMPENSATION PLANS

The adoption of the Plan shall not affect any stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

Sec. 8.3  PLAN BINDING ON SUCCESSORS

The Plan shall be binding upon the successors and assigns of the Company.

Sec. 8.4  SINGULAR, PLURAL; GENDER

Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

Sec. 8.5  HEADINGS, ETC., NO PART OF PLAN

Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

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